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                                                                   EXHIBIT 10.46

                     RENEWAL/RETENTION COMMISSION AGREEMENT

         THIS RENEWAL/RETENTION COMMISSION AGREEMENT dated as of November 4, 1997, is by and among American Eagle Group, Inc. ("AEG"), a Delaware corporation, American Eagle Insurance Company ("AMERICAN EAGLE"), a Texas corporation, and Great American Insurance Company (together with its affiliates, successors, and assigns "GREAT AMERICAN"), an Ohio corporation.

                             PRELIMINARY STATEMENT

         American Eagle and Great American are parties to that certain Purchase Agreement between Great American Insurance Company and American Eagle Insurance Company dated July 31, 1997 (the "PURCHASE AGREEMENT"). Pursuant to Section 4.2 of the Purchase Agreement, Great American agreed to pay to American Eagle commissions based on renewals or reissuances of certain insurance policies. AEG has agreed to assume Great American's obligation to pay such commissions to American Eagle.

         Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                             STATEMENT OF AGREEMENT

                                   ARTICLE 1

                   ASSUMPTION OF OBLIGATION TO PAY COMMISSION

         Section 1.1 Assumption of Obligations; Release of Great American. Subject to the terms and conditions of this Agreement, AEG hereby assumes Great American's obligations under Section 4.2 of the Purchase Agreement to pay certain renewal/retention commissions (as more fully described in Section 1.2 below) to American Eagle. The parties hereto acknowledge that Great American is hereby released and discharged from its obligations under Section 4.2 of the Purchase Agreement to pay such renewal/retention commissions to American Eagle.

         Section 1.2 Commission. Subject to the terms and conditions of this Agreement, AEG hereby agrees to pay to American Eagle the following commissions:

         (a) A commission equal to four percent of the Renewal Premiums (as hereinafter defined) received by Great American during the first year which commenced on April 1, 1997, on all Reinsured Business (as hereinafter defined) transferred to Great American;
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         (b)     A commission equal to two percent of the Renewal Premiums
received by Great American during the second year which commences on April 1, 1998, on all Reinsured Business transferred to Great American; and

         (c) A commission equal to one percent of the Renewal Premiums received by Great American during the third year which commences on April 1, 1999, on all Reinsured Business transferred to Great American.

For purposes of this Agreement, "REINSURED BUSINESS" shall mean (i) all aviation business of American Eagle in force as of March 31, 1997, and (ii) all aviation business written or renewed by American Eagle from March 31, 1997, until the date on which Great American became qualified to issue directly its own policies. For purposes of this Agreement, "RENEWAL PREMIUMS" shall mean all direct written premiums on policies renewing, or being reissued with respect to, Reinsured Business on or after April 1, 1997, less the sum of any returned premiums or cancellations.

                                   ARTICLE 2

                             PAYMENT OF COMMISSION

         Section 2.1 Commission Calculation. Amounts payable by AEG hereunder shall be computed by AEG each March 31, June 30, September 30, and December 31, during the period beginning April 1, 1997 and ending March 31, 2000. As soon as practicable after the end of each such quarter, Great American will provide AEG with all information necessary for AEG to prepare a written calculation (each a "QUARTERLY COMMISSION CALCULATION") of the amount owed by AEG for the immediately preceding quarter (each a "QUARTERLY COMMISSION PAYMENT"). AEG shall have until the later of (i) 10 days after the date Great American has provided all information necessary for AEG to make the Quarterly Commission Calculation and (ii) 30 days after the end of each such quarter, to complete the Quarterly Commission Calculation and make the Quarterly Commission Payment to American Eagle (each such date of payment a "QUARTERLY COMMISSION PAYMENT DATE"). Each Quarterly Commission Calculation shall show, by policy number (i) the policies renewed or reissued with respect to Reinsured Business in the applicable quarter, (ii) the amount of all premiums received by Great American with respect to Reinsured Business during the applicable quarter, and
(iii) the amount of any returned premiums or cancellations with respect to Reinsured Business during the applicable quarter.

         Section 2.2 Access to Information; Arbitration. AEG, American Eagle, and their respective accountants, auditors, agents, employees and other representatives shall have the right, from time to time, at their own expense, to conduct such financial or other due diligence with respect to the information provided by Great American under Section 2.1 hereof as AEG or American Eagle may deem appropriate. Should any dispute arise among the parties hereto with respect to this Agreement which cannot be resolved by the parties to such dispute, the dispute shall be submitted to arbitration pursuant to the Commercial Arbitration Rules of the

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American Arbitration Association. The decision resulting from any such arbitration shall be binding upon the parties hereto.

         Section 2.3 Method of Payment by AEG; Escrow Deposit. Pursuant to that certain Escrow Agreement dated as of March 25, 1997, among AEG, The Insurance Corporation of New York, and Fleet Bank, AEG deposited $1,300,000 in assets into an escrow account with Fleet Bank (the "FLEET ESCROW ACCOUNT"). AEG hereby assigns to American Eagle all of its right, title and interest in the Fleet Escrow Account. On the date hereof, AEG has deposited the amount of $200,000 (the "ESCROW DEPOSIT") pursuant to that certain Escrow Agreement dated the date hereof among AEG, American Eagle and U.S. Trust Company of Texas, N.A. For purposes of determining amounts owed by AEG hereunder, the present value of each Quarterly Commission Payment (each a "DISCOUNTED QUARTERLY COMMISSION PAYMENT") shall be calculated as of July 31, 1997 at a rate equal to the rate of interest earned during the quarter on the Fleet Escrow Account; provided that upon disbursement to American Eagle of the $1,300,000 from the Fleet Escrow Account, the rate used thereafter for calculations of the Discounted Quarterly Commission Payment shall be equal to the market rate for U.S. Treasury Bonds.

         Section 2.4 Disbursement of Escrow Deposit. If at any time upon calculation of a Discounted Quarterly Commission Payment the sum of all Discounted Quarterly Commission Payments exceeds the $1,300,000 transferred to American Eagle, American Eagle shall have the right to withdraw from the Escrow Deposit an amount equal to the difference between the sum of all Discounted Quarterly Commission Payments and $1,300,000. Thereafter, on each subsequent Quarterly Commission Payment Date, American Eagle shall have the right to withdraw from the Escrow Deposit an amount equal to the Quarterly Commission Payment for such quarter. Any amounts remaining in the Escrow Deposit after satisfaction of AEG's obligations hereunder shall be promptly returned to AEG. In the event that amounts owed by AEG hereunder exceed in the aggregate $1,500,000, AEG shall be obligated to pay any such amounts when due pursuant to the terms of this Agreement.

         Section 2.5 Return of Escrow Deposit. On or about April 1, 1998, the parties hereto shall discuss in good faith whether AEG's interest in the Fleet Escrow Account, transferred to American Eagle hereunder, is sufficient to meet AEG's obligations under this Agreement. If the parties agree that such transfer is sufficient to meet AEG's obligations, the parties shall instruct the Escrow Agent to disburse the Escrow Deposit to AEG. The parties hereto agree that, notwithstanding any provision in this Agreement to the contrary, in no event shall American Eagle be required to return to AEG any portion of AEG's interest in the Fleet Escrow Account transferred to American Eagle on the date hereof.

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                                   ARTICLE 3

                                 MISCELLANEOUS

         Section 3.1 Notices. Any and all notices permitted or required to be given under the terms of this Agreement shall be in writing and may be served by mail, postage prepaid, and addressed to the party to be notified at the appropriate addressed specified below, or by delivering the same in person to such party, or by telecopy, prepaid telegram or cablegram, addressed to the party to be notified at said address. The mailing addresses of the parties are as follows:

Party                                              Address

If to AEG:                                 American Eagle Group, Inc
                                           12801 N. Central Expressway
                                           Suite 800
                                           Dallas, Texas 75243
                                           Attn: M. Philip Guthrie
                                           Telecopy: 972-448-1401

If to American Eagle:                      American Eagle Insurance Company
                                           12801 N. Central Expressway
                                           Suite 800
                                           Dallas, Texas 75243
                                           Attention: Neal Rockhold, Conservator
                                           Telecopy: 972-448-1401

If to Great American:                      Great American Insurance Company
                                           580 Walnut Street
                                           Cincinnati, Ohio 45202
                                           Attention: Gary J. Gruber
                                           Telecopy: 513-579-0108

The above addresses may be changed by any party by notice given in the manner provided in this Section 3.1.

         Section 3.2 Entire Agreement. This Agreement and the Escrow Agreement constitute the entire understanding among the parties as to the subject matter hereof and no waiver or modification of the terms hereof shall be valid unless in writing signed by the parties hereto and only to the extent therein set forth.

         Section 3.3 Effect of Agreement. This Agreement shall be binding on, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, successors and assigns.

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         Section 3.4      Section and Paragraph Headings. The section and
paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 3.5 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without giving effect to the conflict of law rules or choice of law rules thereof.

         Section 3.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed as of the date first written above.

                                             AMERICAN EAGLE GROUP, INC.

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
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                                             AMERICAN EAGLE INSURANCE COMPANY

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
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                                             GREAT AMERICAN INSURANCE COMPANY

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
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